Exhibit 99.1

Q2 Holdings, Inc. Announces Third Quarter 2014 Financial Results
Total revenues of $21 million, up 47 percent year-over-year and accelerated growth in new deals

AUSTIN, Texas (Nov. 6, 2014) - Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of secure virtual banking solutions to regional and community financial institutions, today announced results for its third quarter ended September 30, 2014.

Third Quarter 2014 Results

•	Revenue for the third quarter of $21 million, up 47 percent year-over-year and 10 percent from the prior quarter.

•	Non-GAAP gross margin of 42.9 percent, up 640 basis points from one year ago. GAAP gross margin for the period was 42.1 percent.

•
Adjusted EBITDA of negative $2.3 million dollars, an improvement from negative $3.7 million dollars a year ago and negative $2.5 million in the prior quarter. GAAP Net loss of $4.6 million dollars for the period.

“We’re pleased to report that we have exceeded our quarterly guidance for a second consecutive quarter,” said Matt Flake, president and CEO of Q2 Holdings, Inc. “It was another quarter of strong delivery and execution across the organization. We continue to gain momentum in our market thanks to our unique single platform architecture, our pace of innovation, and the high quality of the delivery and support services we provide our customers.”

Third Quarter 2014 Highlights

•
National Association of Federal Credit Unions Services Corporation selected Q2’s platform as the Preferred Partner for Online and Mobile Banking. NAFCU members represent more than 70 percent of the credit union assets in the United States.

•	Continued bookings momentum, signing a Top 100 credit union[1] in the quarter, demonstrating its ability to gain share in this important segment.

•	Exited the third quarter with more than 4.1 million registered users on the Q2 platform, representing 39 percent year-over-year growth and 5 percent quarter-over-quarter growth.

•
More than 10 percent of registered users are live on version 4.0 of the Q2 Virtual Banking platform only one quarter into general availability, indicating strong demand for the company’s industry-leading Unified User Experience (UUX).

Financial Outlook

Q2 Holdings is providing guidance for its fourth quarter 2014 as follows:

•	Total revenues of $21.6 million to $22 million, which would represent year-over-year growth of 38 to 40 percent.

•	Adjusted EBITDA of negative $2.0 million to negative $2.4 million.

1 Top 100 based on asset size as reported by United States Federal Reserve and Credit Union National Association.

Q2 Holdings is providing guidance for the full-year 2014 as follows:

•	Total revenues of $78.6 million to $79 million, which would represent year-over-year growth of 38 percent to 39 percent.

•	Adjusted EBITDA of negative $10.2 million to negative $10.6 million.

Conference Call Details

Date: Nov. 6, 2014
Time: 5:00 p.m. EST
Hosts: Matt Flake, CEO / Jennifer Harris, CFO
Dial in: US toll free: 1-877-201-0168
International: 1-647-788-4901
Conference ID: 19957002

Please join the conference call at least 10 minutes before start time to ensure the line is connected. A live webcast of the conference call will be accessible from the investor relations section of the Q2 Holdings, Inc. website at http://investors.q2ebanking.com/.

A replay of the webcast will also be available at this website on a temporary basis shortly after the call.

About Q2 Holdings, Inc.
Q2 is a leading provider of secure, cloud-based virtual banking solutions headquartered in Austin, Texas. Q2 enables regional and community financial institutions, or RCFIs, to deliver a robust suite of integrated virtual banking services and engage more effectively with their retail and commercial account holders who expect to bank anytime, anywhere and on any device. Q2 solutions are often the most frequent point of interaction between its RCFI customers and their account holders. As such, Q2 purpose-built its solutions to deliver a compelling, consistent user experience across digital channels and drive the success of its customers by extending their local brands, enabling improved account holder retention and creating incremental sales opportunities. To learn more about Q2 visit q2ebanking.com.
Use of Non-GAAP Measures

Management believes that adjusted EBITDA and non-GAAP gross margin are useful measures of operating performance because they exclude items that Q2 does not consider indicative of its core performance. In the case of adjusted EBITDA, Q2 adjusts net loss for such things as interest, taxes, depreciation and amortization, stock-based compensation, loss from discontinued operations and unoccupied lease charges. In the case of non-GAAP gross margin, Q2 adjusts gross margin for stock-based compensation. However, these non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net loss and GAAP gross margin, or other financial measures prepared in accordance with GAAP. A reconciliation to the closest GAAP measures of these non-GAAP measures is contained in the tabular form on the attached unaudited condensed consolidated financial statements.

Q2’s management uses adjusted EBITDA and non-GAAP gross margin as measures of operating performance; to prepare Q2’s annual operating budget; to allocate resources to enhance the financial performance of Q2’s business; to evaluate the effectiveness of Q2’s business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of Q2’s results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning Q2’s financial performance.

Forward-looking Statements
This press release contains forward-looking statements, including statements about: momentum in the market for Q2’s solutions; and Q2’s quarterly and annual financial guidance. The forward-looking statements contained in this press release are based upon Q2’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) the risk that Q2 will face increased competition as part of entering new markets, (b) the risk that the market for Q2’s solutions does not grow as anticipated, (c) the challenges and costs associated with selling, implementing and supporting Q2’s solutions, particularly for larger customers with more complex requirements and longer implementation processes, (d) errors, interruptions or delays in Q2’s service or Web hosting, (e) breaches of Q2’s security measures, (f) technological and regulatory developments, (g) the impact that a slowdown in the economy, financial markets, and credit markets has on Q2’s business sales cycles, prospects’ and customers’ spending decisions and timing of implementation decisions, (h) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality desired by customers, (i) the difficulties and costs Q2 may encounter with complex implementations of its solutions and the resulting impact on the timing of its revenue from any delayed implementations, (j) the risk that Q2 will not be able to maintain historical contract terms, (k) Q2’s ability to hire, retain and motivate employees and manage its growth, (l) the risk that modification or negotiation of contractual arrangements will be necessary during Q2’s implementations of its solutions, and (m) litigation related to intellectual property and other matters and any related claims, negotiations and settlements.
Additional information relating to the uncertainty affecting the Q2 business are contained in Q2’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Q2’s website at http://investors.q2ebanking.com/. These forward-looking statements represent Q2’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Q2 Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2014	December 31, 2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$72,340	$18,675
Restricted cash	829	116
Investments	18,028	—
Accounts receivable, net	6,505	9,063
Prepaid expenses and other current assets	2,321	1,079
Deferred solution and other costs, current portion	4,324	3,124
Deferred implementation costs, current portion	2,037	1,814
Total current assets	106,384	33,871
Property and equipment, net	14,251	14,831
Deferred solution and other costs, net of current portion	6,503	5,358
Deferred implementation costs, net of current portion	5,344	4,560
Other long-term assets	815	2,488
Total assets	$133,297	$61,108

Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable and accrued liabilities	$9,730	$15,749
Deferred revenues, current portion	18,031	12,728
Capital lease obligations, current portion	453	714
Total current liabilities	28,214	29,191
Deferred revenue, net of current portion	18,616	14,773
Capital lease obligations, net of current portion	259	575
Long-term debt, net of current portion	46	6,288
Deferred rent, net of current portion	4,888	4,444
Other long-term liabilities	7	101
Total liabilities	52,030	55,372
Redeemable convertible preferred stock and redeemable common stock	—	42,052
Stockholders' equity (deficit):
Junior convertible preferred stock	—	1,740
Common stock	3	1
Additional paid-in capital	140,890	6,675
Accumulated other comprehensive loss	(20)	—
Accumulated deficit	(59,606)	(44,732)
Total stockholders' equity (deficit)	81,267	(36,316)
Total liabilities and stockholders' equity (deficit)	$133,297	$61,108

Q2 Holdings, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenues	$20,989	$14,325	$56,981	$41,203
Cost of revenues (1)	12,143	9,167	33,185	25,382
Gross profit	8,846	5,158	23,796	15,821

Operating expenses:
Sales and marketing (1)	5,642	4,599	17,183	11,797
Research and development (1)	3,155	2,259	8,678	6,277
General and administrative (1)	4,574	3,207	12,350	8,318
Unoccupied lease charges	—	88	—	236
Total operating expenses	13,371	10,153	38,211	26,628
Loss from operations	(4,525)	(4,995)	(14,415)	(10,807)
Other income (expense), net	(82)	(170)	(408)	(337)
Loss before income taxes	(4,607)	(5,165)	(14,823)	(11,144)
Provision for income taxes	(18)	(14)	(51)	(33)
Loss from continuing operations	(4,625)	(5,179)	(14,874)	(11,177)
Loss from discontinued operations, net of tax	—	—	—	(199)
Net Loss	$(4,625)	$(5,179)	$(14,874)	$(11,376)
Other comprehensive loss:
Unrealized gain (loss) on available for sale investments	(20)	—	(20)	—
Comprehensive loss	$(4,645)	$(5,179)	$(14,894)	$(11,376)

Net loss per common share:
Loss from continuing operations per common share, basic and diluted	$(0.14)	$(0.43)	$(0.54)	$(0.95)
Loss from discontinued operations per common share, basic and diluted	$—	$—	$—	$(0.01)
Net loss per common share, basic and diluted	$(0.14)	$(0.43)	$(0.54)	$(0.96)
Weighted average common shares outstanding, basic and diluted	34,171	12,045	27,522	11,794

(1)	Includes stock-based compensation expenses as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Cost of revenues	$159	$70	$432	$192
Sales and marketing	189	81	543	180
Research and development	131	64	360	189
General and administrative	622	197	1,752	561
Total stock-based compensation expenses	$1,101	$412	$3,087	$1,122

Q2 Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Nine Months Ended September 30,
	2014	2013
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net loss	$(14,874)	$(11,376)
Adjustments to reconcile net loss to net cash
(used in) provided by operating activities:
Amortization of deferred implementation, solution and other costs	3,198	2,033
Depreciation and amortization	3,122	2,071
Amortization of debt issuance costs	72	44
Amortization of premiums on investments	24	—
Stock-based compensation expenses	3,087	1,122
Loss from discontinued operations	—	199
Other non-cash charges	51	74
Unoccupied lease charges	—	236
Changes in operating assets and liabilities	1,062	5,632
Net cash (used in) provided by continuing operations	(4,258)	35
Net cash used in discontinued operating activities	—	(236)
Net cash used in operating activities	(4,258)	(201)
Cash flows from investing activities:
Purchases of investments	(18,072)	—
Purchases of property and equipment	(3,815)	(10,058)
Acquisitions and purchase of intangible assets	—	(125)
Increase in restricted cash	(713)	—
Cash included in distribution of spin-off	—	(46)
Cash used in investing activities	(22,600)	(10,229)
Cash flows from financing activities:
Proceeds from issuance of preferred stock	—	18,995
Payments on line of credit and capital leases, net	(6,816)	3,158
Proceeds from issuance of common stock	87,339	339
Net cash provided by financing activities	80,523	22,492
Net increase in cash and cash equivalents	53,665	12,062
Cash and cash equivalents, beginning of period	18,675	9,111
Cash and cash equivalents, end of period	$72,340	$21,173

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
GAAP gross profit	$8,846	$5,158	$23,796	$15,821
Stock-based compensation	159	70	432	192
Non-GAAP gross profit	$9,005	$5,228	$24,228	$16,013

Non-GAAP gross margin:
Non-GAAP gross profit	$9,005	$5,228	$24,228	$16,013
GAAP revenue	20,989	14,325	56,981	41,203
Non-GAAP gross margin	42.9%	36.5%	42.5%	38.9%

GAAP sales and marketing expense	$5,642	$4,599	$17,183	$11,797
Stock-based compensation	(189)	(81)	(543)	(180)
Non-GAAP sales and marketing expense	$5,453	$4,518	$16,640	$11,617

GAAP research and development expense	$3,155	$2,259	$8,678	$6,277
Stock-based compensation	(131)	(64)	(360)	(189)
Non-GAAP research and development expense	$3,024	$2,195	$8,318	$6,088

GAAP general and administrative expense	$4,574	$3,207	$12,350	$8,318
Stock-based compensation	(622)	(197)	(1,752)	(561)
Non-GAAP general and administrative expense	$3,952	$3,010	$10,598	$7,757

GAAP operating loss	$(4,525)	$(4,995)	$(14,415)	$(10,807)
Stock-based compensation	1,101	412	3,087	1,122
Non-GAAP operating loss	$(3,424)	$(4,583)	$(11,328)	$(9,685)

GAAP net loss	$(4,625)	$(5,179)	$(14,874)	$(11,376)
Stock-based compensation	1,101	412	3,087	1,122
Non-GAAP net loss	$(3,524)	$(4,767)	$(11,787)	$(10,254)

Non-GAAP net loss per share, basic and diluted
Numerator:
Non-GAAP net loss	$(3,524)	$(4,767)	$(11,787)	$(10,254)
Denominator:
Weighted average common shares outstanding, basic and diluted	34,171	12,045	27,522	11,794
Non-GAAP net loss per share, basic and diluted	$(0.10)	$(0.40)	$(0.43)	$(0.87)

Pro forma non-GAAP net loss per share, basic and diluted
Numerator:
Non-GAAP net loss	$(3,524)	$(4,767)	$(11,787)	$(10,254)
Denominator:
Weighted average common shares outstanding, basic and diluted	34,171	12,045	27,522	11,794
Plus: assumed conversion of preferred stock to common stock (1)	—	13,583	4,130	13,020
Denominator for pro forma net loss per share, basic and diluted	34,171	25,628	31,652	24,814
Pro forma non-GAAP net loss per share, basic and diluted	$(0.10)	$(0.19)	$(0.37)	$(0.41)

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(4,625)	$(5,179)	$(14,874)	$(11,376)
Interest (income) expense, net	82	170	408	337
Depreciation and amortization	1,092	809	3,122	2,071
Stock-based compensation	1,101	412	3,087	1,122
Provision for income taxes	18	14	51	33
Loss from discontinued operations	—	—	—	199
Unoccupied lease charges	—	88	—	236
Adjusted EBITDA	$(2,332)	$(3,686)	$(8,206)	$(7,378)

___________________________________________________________
(1) Assumes conversion of all outstanding shares of preferred stock, on an as-if-converted basis, at the later of January 1 of each year or the date of issuance of the preferred stock.

Contacts
Media Contact:
Kathleen Lucente
Red Fan Communications
O: (512)-551-9253/ C: (512)-217-6352
kathleen@redfancommunications.com

Investor Contact:
Bob Gujavarty
Q2 Holdings, Inc.
O: (512)-439-3447
bobby.gujavarty@q2ebanking.com